UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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TRI-CONTINENTAL CORPORATION

(Name of Registrant as Specified in its Charter)

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225 Franklin Street

Boston, Massachusetts 02110

Toll-Free Telephone (800) 345-6611

Notice of Annual Meeting of Stockholders

to be held on April 21, 2020

To the Stockholders:

The 90th Annual Meeting of Stockholders (the “Meeting”) of Tri-Continental Corporation, a Maryland corporation (the “Corporation”), will be held at The Boston Harbor Hotel, 70 Rowes Wharf, Boston, Massachusetts 02110, on April 21, 2020, at 9:00 a.m., local time, for the following purposes:

(1)	To elect three Directors, each to hold office until the 2023 Annual Meeting of Stockholders, and all until their successors are elected and qualify;

(2)	To consider a proposal to ratify the selection of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm; and

(3)	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof;

all as more fully set forth in the Proxy Statement accompanying this Notice. You will need proof of record ownership of the Corporation’s stock to enter the Meeting or, if your shares are held in street name, a proxy from the record holder.

The close of business on March 3, 2020 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

Your vote is very important. Whether or not you plan to attend the Meeting, and regardless of the number of shares you own, we urge you to vote by promptly signing, dating and returning the enclosed Proxy Card, or by authorizing your proxy by telephone or the Internet as described in the enclosed Proxy Card. In addition, you may be able to authorize your proxy by telephone through the Corporation’s proxy solicitor.

If you have any questions or need additional information, please contact Georgeson LLC, the Corporation’s proxy solicitor, at 1290 Avenue of the Americas, 9th Floor, New York, NY 10104, or by telephone at 1-888-680-1528.

By order of the Board of Directors,

Ryan C. Larrenaga

Secretary

Dated: Boston, MA, March 6, 2020

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN.

You may authorize your proxy by telephone, the Internet, or by completing, dating and signing the enclosed Proxy Card, and returning it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to avoid the additional expense of further solicitation, we ask your cooperation in authorizing your proxy promptly by telephone, the Internet, or by mailing the enclosed Proxy Card.

March 6, 2020

225 Franklin Street

Boston, Massachusetts 02110

PROXY STATEMENT

Annual Meeting of Stockholders to be held on April 21, 2020

This Proxy Statement is furnished to you in connection with the solicitation of proxies by Tri-Continental Corporation, a Maryland corporation (“Tri-Continental” or the “Corporation”), to be used at the 90th Annual Meeting of Stockholders (the “Meeting”) to be held at The Boston Harbor Hotel, 70 Rowes Wharf, Boston, Massachusetts 02110, on April 21, 2020, at 9:00 a.m., local time. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to Stockholders on or about March 11, 2020.

If you properly authorize your proxy by the Internet or telephonically or by executing and returning the enclosed Proxy Card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting, and any postponement or adjournment thereof. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed Proxy Card without instructions, your votes will be cast (i) FOR the election of the three Directors named in Proposal 1 and (ii) FOR the ratification of the selection of an independent registered public accounting firm for the Corporation (Proposal 2). Your votes will be cast in the discretion of the Proxy holders on any other matter that may properly have come before the Meeting and any postponement or adjournment thereof, including, but not limited to, proposing and/or voting on the adjournment or postponement of the Meeting with respect to one or more Board proposals in the event that sufficient votes in favor of any Board proposal are not received. If you execute, date and submit a proxy card that is received by the Corporation prior to the Meeting, you may revoke that proxy or change it by written notice to the Corporation (Attention: Secretary) by submitting a subsequently executed and dated proxy card, by authorizing your proxy by telephone or Internet on a later date or by attending the Meeting and casting your vote in person. If you authorize your proxy by telephone or through the Internet, you may revoke it by authorizing a subsequent proxy by telephone or Internet, by completing, signing and returning a proxy card dated as of a date that is later than your last telephone or Internet proxy authorization or by attending the Meeting and casting your vote in person. Attending the Meeting will not automatically revoke your prior proxy.

The close of business on March 3, 2020 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. On that date, the Corporation had outstanding 752,740.000 shares of $2.50 cumulative preferred stock (the “Preferred Stock”), each share being entitled to two votes, and 53,563,282.556 shares of common stock, par value $0.50 (the “Common Stock”), each share being entitled to one vote. For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast. Abstentions and broker non-votes, if any, will be considered present for the purpose of determining the presence of a quorum. For purposes of the vote on the election of each nominee for Director (Proposal 1), abstentions and broker non-votes, if any, with respect to a Director will have the same effect as a vote against that Director. For purposes of the vote on ratification of the selection of an independent registered public accounting firm (Proposal 2), abstentions and broker non-votes, if any, will have no effect on the result of the vote.

The presence in person or by proxy of Stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall constitute a quorum. In the event that a quorum is not present at the Meeting or, even if a quorum is so present, in the event that sufficient votes in favor of any Board proposal (including the election of each of the Board’s nominees for Director) are not received and tabulated prior to the time the Meeting is called to order, the chairman of the Meeting may adjourn the Meeting with no notice other than an announcement at the

Meeting and further solicitation may be made with respect to such Board proposal. If a vote to adjourn the Meeting with respect to one or more of the Board’s proposals is called, the votes of Stockholders indicating a vote for, or not providing instructions with respect to, a Board proposal in their Proxies will be cast for adjournment with respect to that proposal and votes of Stockholders indicating a vote against such a Board proposal will be cast against adjournment with respect to that proposal.

Columbia Management Investment Advisers, LLC (“Columbia Management” or the “Manager”), a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), is the investment manager of the Corporation. Columbia Management is also responsible for overseeing the administrative operations of the Corporation, including the general supervision of the Corporation’s operations, the coordination of the Corporation’s service providers and the provision of related clerical and administrative services to the Corporation. Columbia Management is located at 225 Franklin Street, Boston, Massachusetts 02110, and Ameriprise Financial is located at 1099 Ameriprise Financial Center, Minneapolis, Minnesota 55474.

Columbia Management Investment Services Corp. (“CMIS”) serves as the Corporation’s stockholder servicing agent. CMIS is an affiliate of Columbia Management. The principal address of CMIS is 225 Franklin Street, Boston, Massachusetts 02110. The Corporation will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report to any Stockholder upon request by calling 1-800-345-6611, Option 3.

If you have elected to receive one Proxy Statement for all accounts maintained by members of your household, the Corporation will deliver promptly upon written or oral request to CMIS at Tri-Continental Corporation, P.O. Box 219371, Kansas City, Missouri 64121-9371 or the telephone number provided in the preceding paragraph, a separate copy of the Proxy Statement for a separate account. If you are currently receiving multiple copies of the Proxy Statement and wish, in the future, to receive only one copy for all accounts maintained by members of your household, please contact the Corporation at 1-800-345-6611, Option 3. If you maintain your Corporation account through a financial intermediary and wish to make a change to the number of Proxy Statements received by you and members of your household, you must contact that financial intermediary.

Proposal 1

Election of Directors

The Corporation’s Stockholders elect members of the Corporation’s Board of Directors (the “Board”) that oversee the Corporation’s operations. The Board is presently comprised of nine Directors. Under the current Board policy, Directors not affiliated with the Manager generally serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board. The Board is divided into three classes, each consisting of three Directors. Members of each class hold office for a term of three years and until their successors are elected and qualify. The term of one class expires each year.

At the Meeting, three Directors are proposed to be elected. Mses. Patricia M. Flynn and Catherine James Paglia and Mr. Brian J. Gallagher have been unanimously recommended by the Board Governance Committee of the Board and by the Board for election to their class until the expiration of their term (2023), and when their successors are elected and qualify. The holders of the Corporation’s Common Stock and Preferred Stock vote together as a single class on the election of directors.

If you return your signed Proxy Card without instructions, it is the intention of the persons named in the accompanying form of Proxy to nominate and to cast your votes for the election of each of Mses. Flynn and Paglia and Mr. Gallagher. Mses. Flynn and Paglia were last elected by Stockholders at the 2017 Annual Meeting. Each of Mses. Flynn’s and Paglia’s current term will expire at this Annual Meeting. Mr. Gallagher was unanimously appointed by the Board to serve as a member of the Board effective January 1, 2020, to fill the seat vacated by the Board’s previous Chairperson, Mr. Edward J. Boudreau, Jr., upon his retirement from the Board on December 31, 2019. Ms. Paglia currently serves as the Board’s Chairperson. Each nominee has agreed to serve or continue to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Corporation, but if that should occur before the Meeting, votes will be cast for the persons the Board Governance Committee and the Board recommend. Mr. Gallagher has served as a Trustee on the boards of the mutual funds within the Columbia Funds Complex since 2017 and, as such, has knowledge of and familiarity with, among other things, fund board responsibilities and the Manager and its affiliates that provide services to the Corporation.

Background information regarding Mses. Flynn and Paglia and Mr. Gallagher, as well as the Directors of the Corporation not standing for re-election at the Annual Meeting, follows. Each existing member, except Mr. Truscott, currently oversees 121 portfolios in the Columbia Funds Complex managed by Columbia Management, including the Corporation. Mr. Truscott oversees 192 portfolios.

Name, Address, Year of Birth	Term of Office if Elected and Length of Time Served for the Corporation	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Present or Past (within past 5 years) Other Directorships	Committee Assignments
Independent Director Nominee

Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1950	2020-2023 Director since November 2008	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019	Audit, Board Governance, Contracts, Executive, Investment Review

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1954	2020-2023 Director since January 2020	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	Trustee, Catholic Schools Foundation since 2004	Audit, Contracts, Executive, Investment Review

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1952	2020-2023 Director since November 2008, Chair of the Board since January 2020	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)	Board Governance, Compliance, Contracts, Executive, Investment Review

Other Directors

The other Directors of the Corporation who are not standing for election in 2020 are:

Name, Address, Year of Birth	Term of Office and Length of Time Served for the Corporation	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Present or Past (within past 5 years) Other Directorships	Committee Assignments
Independent Directors

George S. Batejan c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1953	2018-2021 Director since January 2018	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018	Compliance, Contracts, Executive, Investment Review

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1954	2018-2021 Director since November 2008	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January -July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017	Board Governance, Compliance, Contracts, Executive, Investment Review

Name, Address, Year of Birth	Term of Office and Length of Time Served for the Corporation	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Present or Past (within past 5 years) Other Directorships	Committee Assignments

Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1954	2018-2021 Director since November 2008	President, Springboard- Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019	Audit, Board Governance, Contracts, Executive, Investment Review

Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1946	2019-2022 Director since April 2019	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011	Audit, Board Governance, Contracts, Investment Review

Minor M. Shaw c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1947	2019-2022 Director since April 2016	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018	Board Governance, Compliance, Contracts, Investment Review

Name, Address, Year of Birth	Term of Office and Length of Time Served for the Corporation	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Present or Past (within past 5 years) Other Directorships	Committee Assignments
Interested Director

William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	2019-2022 Director and Senior Vice President since November 2008	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments	Trustee, Columbia Funds since November 2001	None

Beneficial Ownership of Shares of the Corporation and Columbia Funds Complex

As of December 31, 2019 (other than as noted below), each Director (and Nominee) beneficially owned shares of the Corporation and other investment companies in the Columbia Funds Complex as follows:

Name of Director/Nominee	Dollar Range of Equity Securities Owned by Director or Nominee of the Corporation	Aggregate Dollar Range of Equity Securities Owned by Director or Nominee of All Funds Overseen by Director or Nominee of the Columbia Funds Complex
Independent Directors/Nominees
George S. Batejan	$1-$10,000	Over $100,000
Kathleen Blatz	$1-$10,000	Over $100,000
Pamela G. Carlton	$50,001-$100,000	Over $100,000(a)
Patricia M. Flynn	$50,001-$100,000	Over $100,000(a)
Brian J. Gallagher(b)	$1-$10,000	Over $100,000(a)
Catherine James Paglia	$1-$10,000	Over $100,000(a)
Anthony M. Santomero	$1-$10,000	Over $100,000(a)
Minor M. Shaw	$1-$10,000	Over $100,000(a)(c)

Interested Director
William F. Truscott	$50,001-$100,000	Over $100,000

(a)

Includes the value of compensation payable under a Deferred Compensation Plan that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Funds Complex overseen by the Director as specified by the Director.

(b)	Mr. Gallagher became a Director effective January 1, 2020. The values shown in the table above are as of such date.
(c)

Ms. Shaw invested in a Section 529 Plan managed by the Manager that allocates assets to various open-end funds, including Columbia Funds. The amount shown includes the value of her interest in this plan determined as if her investment in the plan were invested directly in the Columbia Funds pursuant to the plan’s target allocations.

As of December 31, 2019, the Directors and officers of the Corporation as a group beneficially owned less than 1% of the Corporation’s Common Stock and did not own shares of the Corporation’s Preferred Stock.

Responsibilities of Board with respect to Management of the Corporation

The Board is chaired by an Independent Director who has significant additional responsibilities compared to the other Board members, including, among other things: setting the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on Corporation-related matters, with the Corporation’s Chief Compliance Officer (“CCO”), counsel to the Independent Directors, and representatives of the Corporation’s service providers.

The Board initially approves an investment management services agreement and other contracts with the Manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and stockholder services. Annually, the Board evaluates the services received under the contracts by reviewing, among other things, reports covering investment performance, stockholder services, marketing, and the Manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts. The Manager is responsible for day-to-day management and administration of the Corporation and management of the risks that arise from the Corporation’s investments and operations. The Board’s oversight of the Manager and other service providers in the operation of the Corporation includes oversight with respect to various risk management functions. The Corporation is subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the Manager and other service providers (depending on the nature of the risk) who carry out the Corporation’s investment management and business affairs. Each of the Manager and other service providers has its own, independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models.

Risk oversight forms part of the Board’s general oversight of the Corporation and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Corporation, the Board, directly or through a committee, interacts with and reviews reports from, among others, the Manager, the independent registered public accounting firm for the Corporation, and internal auditors for the Manager or its affiliates, as appropriate, regarding risks faced by the Corporation and relevant risk functions. The Board also meets periodically with the Corporation’s CCO, to receive reports regarding the adequacy of the policies and procedures of the Corporation and certain service providers and the effectiveness of their implementation. The Board, with the assistance of the Investment Review Committee, reviews investment policies in connection with its review of the Corporation’s performance, and meets periodically with the portfolio managers of the Corporation to receive reports regarding the management of the Corporation, including various investment risks. As part of the Board’s periodic review of the Corporation’s advisory and other service provider agreements, as applicable, the Board may consider risk management aspects of their operations and the functions for which they are responsible. In addition, the Board oversees processes that are in place addressing compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. The Board met 8 times during the fiscal year ended December 31, 2019.

The Board oversees the Corporation’s liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Manager. Additionally the Corporation has implemented a written liquidity risk management program and related procedures (“Liquidity Program”), which is reasonably designed to assess and manage the Corporation’s liquidity risk. The Board, including a majority of the Independent Directors, approved the designation of a liquidity risk management program administrator (the

“Liquidity Program Administrator”) who is responsible for administering the Liquidity Program. The Board will review, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.

The Board recognizes that not all risks that may affect the Corporation can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as various investment-related risks) in seeking to achieve the Corporation’s investment objectives; and that the processes and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Director and Nominee Biographical Information and Qualifications

The following provides an overview of the considerations that led the Board to conclude that each individual nominated or serving as a Director should so serve. Generally, no one factor was decisive in the selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other Directors; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Director and Nominee, the individual’s substantial professional accomplishments and experience were a significant factor in the determination that, in light of the business and structure of the Corporation, the individual should serve as a Director. Following is a summary of each Director’s and Nominee’s particular professional experience and additional considerations that contributed to or support the Board’s conclusion that an individual should serve as a Director:

George S. Batejan – Mr. Batejan has over 40 years’ experience in the financial services industry, including service as a former Executive Vice President and Global Head of Technology and Operations of Janus Capital Group, Inc. He has also served as Senior Vice President and Chief Information Officer of Evergreen Investments, Inc., Executive Vice President and Chief Information Officer of OppenheimerFunds, Inc., and Head of International Property and Casualty Operations and Systems/Senior Vice President of American International Group. Mr. Batejan is an 18-year veteran of Chase Manhattan Bank, N.A. where he progressed to the Private Banking Vice President and Division Executive of the Americas’ Service Delivery Group. He has also served on numerous corporate and non-profit boards. Additionally, Mr. Batejan has managed operational units supporting the mutual fund business. These functions include fund accounting, fund treasury, fund tax, transfer agent, trade processing and settlement, proxy voting, corporate actions, operational risk, business continuity, and cyber security. He was also a member of the Ethics Committee, Global Risk Committee, and Cyber Security Committee of a major investment manager.

Kathleen Blatz – Ms. Blatz has had a successful legal and judicial career, including serving for eight years as Chief Justice of the Minnesota Supreme Court. Prior to being a judge, she practiced law and also served in the Minnesota House of Representatives having been elected to eight terms. While in the legislature she served on various committees, including the Financial Institutions and Insurance Committee and the Tax Committee. Since retiring from the Bench, she has been appointed as an arbitrator on many cases involving business to business disputes, including some pertaining to shareholder rights issues. She also has been appointed to two Special Litigation Committees by boards of Fortune 500 Companies to investigate issues relating to cyber-security and stock options. In February 2018, she was appointed Interim President and Chief Executive Officer of BlueCross and BlueShield of Minnesota and served in that capacity until July 30, 2018. She also serves on the board of directors of Blue Cross and Blue Shield of Minnesota, and as chair of a non-profit organization.

Pamela G. Carlton – Ms. Carlton has over 20 years’ experience in the investment banking industry, as a former Managing Director of JP Morgan Chase and a 14-year veteran of Morgan Stanley Investment Banking and Equity Research. She is currently the President of Springboard Partners in Cross Cultural Leadership, a consulting firm that she founded. Ms. Carlton also serves on the Board of Directors of DR Bank (formerly Laurel Road Bank), a privately held community bank, where she serves on the Audit Committee. She also serves on the board of directors of Evercore Inc., a public investment bank. In addition, she has experience on other boards of directors of non-profit organizations, including the Board of Trustees of New York Presbyterian Hospital where she is on the Executive Committee and Chair of the Human Resources Committee.

Patricia M. Flynn – Dr. Flynn is a Trustee Professor of Economics and Management at Bentley University, where she previously served as Dean of the McCallum Graduate School of Business. Her research and teaching focus on technology-based economic development, corporate governance and women in business, which she has also written on extensively. She has served on numerous corporate and non-profit boards, including Boston Fed Bancorp Inc., U.S. Trust and The Federal Savings Bank.

Brian J. Gallagher – Mr. Gallagher has 40 years of experience in the financial services industry, including 30 years of service as an audit partner in the financial services practice at Deloitte & Touche LLP. During his tenure at Deloitte, Mr. Gallagher served as the Industry Professional Practice Director for the Investment Management Audit Practice, and oversaw the development of the firm’s audit approach for clients in the industry, consulted on technical issues, and interacted with standard setters and regulators. He also has experience on boards of directors of non-profit organizations.

Catherine James Paglia – Ms. Paglia has been a Director of Enterprise Asset Management, Inc., a real estate and asset management company, for over 15 years. She previously spent eight years as a Managing Director at Morgan Stanley, 10 years as a Managing Director of Interlaken Capital and served as Chief Financial Officer of two public companies. She also has experience on other boards of directors of public and non-profit organizations.

Anthony M. Santomero – Dr. Santomero is the former President of the Federal Reserve Bank of Philadelphia. He holds the title of Richard K. Mellon Professor Emeritus of Finance at the Wharton School of the University of Pennsylvania and serves on the boards of two public companies, Renaissance Reinsurance Company Ltd and the Penn Mutual Life Insurance Company. He previously served as director of Citigroup Inc. and Citibank, N.A., Senior Advisor at McKinsey & Company and was the Richard K. Mellon Professor of Finance at the University of Pennsylvania’s Wharton School. During his 30-year tenure at Wharton, he held a number of academic and managerial positions, including Deputy Dean of the School. He has written approximately 150 articles, books and monographs on financial sector regulation and economic performance.

Minor M. Shaw – Ms. Shaw is President of Micco, LLC, a private investment company, and past president of Micco Corporation and Mickel Investment Group. She is chairman of the Daniel-Mickel Foundation and The Duke Endowment. She also currently serves as chairman of the Greenville-Spartanburg Airport Commission. She holds numerous civic and business board memberships and is a past chair of Wofford College Board of Trustees. Ms. Shaw serves on the board of the Hollingsworth Funds (formerly Board Chair of the Hollingsworth Funds), BlueCross BlueShield of South Carolina, and on the advisory board of Duke Energy Corp. She has also served on the boards of Citizens & Southern Bank of SC, Interstate Johnson Lane, and Piedmont Natural Gas.

William F. Truscott – Mr. Truscott has served on the Board of Directors/Trustees of various Columbia Funds since 2001. He has served as Chairman of the Board of the Manager since July 2004 and since February 2012 has served as its President. From 2001 to April 2010, Mr. Truscott served as the President, Chairman of the Board and Chief Investment Officer of the Manager. He has served as Chairman of the board of Columbia Management Investment Distributors, Inc. (the distributor of the open-end funds (other than the Columbia ETFs) in the Columbia Funds Complex) since November 2008 and since February 2012 has served as its Chief Executive Officer. The Board has concluded that having a senior member of the Manager serve on the Board can facilitate increased access to information regarding the Manager for the Independent Directors, which is the Corporation’s most significant service provider.

Committees of the Board

The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of independent Directors. The table above providing background on each Director also includes their respective committee assignments. The duties of these committees are described below.

Ms. Paglia, as Chair of the Board, acts as a point of contact between the independent Directors and the Manager between Board meetings in respect of general matters.

Board Governance Committee.    Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also reviews candidates for Board membership, including candidates recommended by Stockholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Corporation and other funds in the Columbia Funds Complex overseen by the Board and their shareholders.

To be considered as a candidate for Director, recommendations must include a curriculum vitae and be mailed to Catherine James Paglia, Chair of the Board, Columbia Funds Complex, 225 Franklin Street, Mail Drop BX 32-05228, Boston, MA 02110. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of Stockholders. The committee will consider only one candidate submitted by such a Stockholder or group for nomination for election at a meeting of Stockholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews. Stockholders who wish to submit a candidate for nomination directly to the Corporation’s Stockholders must follow the procedures described in the Corporation’s Bylaws, as posted to the website columbiathreadneedleus.com.

The committee will consider and evaluate candidates submitted by the nominating Stockholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering director candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Corporation; (vii) the candidate’s ability to qualify as an independent director; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each independent Director. The committee held 7 meetings during the fiscal year ended December 31, 2019.

Compliance Committee.    Supports the Corporation’s maintenance of a strong compliance program by providing a forum for independent Directors to consider compliance matters impacting the Corporation or its key service providers; developing and implementing, in coordination with the CCO, a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Corporation’s CCO to meet with independent Directors on a regular basis to discuss compliance matters. The committee held 5 meetings during the fiscal year ended December 31, 2019.

Contracts Committee.    Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the Corporation and advises the Board regarding actions taken on these contracts during the annual review process. Reviews and considers, on behalf of all Directors, the Corporation’s management contract to assist the Directors in fulfilling their responsibilities relating to the Board’s evaluation and consideration of these arrangements. The committee held 6 meetings during the fiscal year ended December 31, 2019.

Executive Committee.    Acts, as needed, for the Board between meetings of the Board, and can meet in advance of, and/or for planning, regularly scheduled meetings or other Board matters. The committee held 5 meetings during the fiscal year ended December 31, 2019.

Investment Review Committee.    Reviews and oversees the management of the Corporation’s assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports any concerns to the Board. The committee held 8 meetings during the fiscal year ended December 31, 2019.

Audit Committee.    Oversees the accounting and financial reporting processes of the Corporation and its internal controls over financial reporting. Oversees the quality and integrity of the Corporation’s financial statements and independent audits as well as the Corporation’s compliance with legal and regulatory requirements relating to the Corporation’s accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Corporation’s independent registered public accounting firm (i.e., independent auditors) and reviews and evaluates the qualifications, independence and performance of the auditor. The committee oversees the Corporation’s risks by, among other things, meeting with the Corporation’s internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the Corporation’s Disclosure Controls and Procedures. This committee acts as a liaison between the independent auditors and the full Board and must prepare an audit committee report. This committee operates pursuant to a written charter, a copy of which is available at columbiathreadneedleus.com. The members of this committee are “independent” as required by applicable listing standards of the New York Stock Exchange. The report of the Audit Committee, as approved by the Board on February 18, 2020, is attached to this Proxy Statement as Appendix 1. The committee held 8 meetings during the fiscal year ended December 31, 2019.

Procedures for Communications to the Board of Directors

The Board of Directors has adopted a process for Stockholders to send communications to the Board. To communicate with the Board of Directors or an individual Director, a Stockholder must send written communications to Columbia Funds Complex, 225 Franklin Street, Mail Drop BX 32-05228, Boston, MA 02110, addressed to the Board of Directors or, as the case may be, an individual Director.

Executive Officers of the Corporation

Information with respect to Executive Officers, other than Mr. Truscott who is a Senior Vice President, is as follows:

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof*	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 — December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President — Accounting and Tax, May 2010-May 2019; senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 — January 2019 and December 2015 — January 2019, respectively).

Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010 — March 2017).

Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 — January 2017 and January 2013 — January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010-March 2015).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof*	Principal Occupation(s) During Past Five Years

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 — August 2018); officer of Columbia Funds and affiliated funds since 2005.

Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President — Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 — March 2015)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.

*	All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation.

Remuneration of Directors and Officers

Total Directors’ fees paid by the Corporation to the independent Directors for the year ended December 31, 2019 were as follows:

Number of Independent Directors	Capacity in which Remuneration was Received	Aggregate Direct Remuneration
8	Director and Member of Committees	$53,097

The following table shows the total compensation (attendance, retainer, committee and/or sub-committee fees) paid to independent Directors for their services from all the funds in the Columbia Funds Complex overseen by the Director, as well as from the Corporation, for the fiscal year ended December 31, 2019.

Name	Aggregate Compensation From the Corporation		Pension or Retirement Benefits Accrued as Part of Corporation Expenses	Total Compensation From the Corporation and the Columbia Funds Complex(a)(b)
George S. Batejan	$6,634		0	$365,000
Kathleen Blatz	6,634		0	362,500
Edward J. Boudreau, Jr.(c)	6,659	(d)	0	445,000
Pamela G. Carlton	6,634	(d)	0	362,500
Patricia M. Flynn	6,634	(d)	0	362,500
Brian J. Gallagher(e)	N/A		N/A	325,000
Catherine James Paglia	6,634	(d)	0	362,500
Anthony M. Santomero(f)	6,634		0	330,000
Minor M. Shaw	6,634	(d)	0	332,500

(a)

For the year ended December 31, 2019, there were 121 portfolios in the Columbia Funds Complex, including the Corporation, overseen by the Directors, except for Mr. Gallagher who oversaw 119 portfolios.

(b)	Includes any portion of cash compensation Directors elected to defer during the period. Additional information regarding the Deferred Compensation Plan is described below.

(c)	Mr. Boudreau served as a Director until December 31, 2019, and stopped receiving compensation from the Corporation and the Columbia Funds Complex as of such date.

(d)

Mr. Boudreau, Ms. Carlton, Ms. Flynn, Ms. Paglia, and Ms. Shaw elected to defer a portion of the total compensation from the Corporation payable during the period in the amount of $4,129, $1,990, $6,634, $6,634, and $3,317, respectively. The compensation figures reported in the table above include these deferred amounts. Additional information regarding the Deferred Compensation Plan is described below.

(e)

Mr. Gallagher became a Director effective January 1, 2020, and, as such, received no compensation from the Corporation prior to such date. Prior to January 1, 2020, Mr. Gallagher has served as a trustee to certain open-end funds in the Columbia Funds Complex.

(f)

Mr. Santomero became a Director effective April 16, 2019, and, as such, received no compensation from the Fund prior to such date. Prior to April 16, 2019, Mr. Santomero has served as a trustee to certain open-end funds in the Columbia Funds Complex.

No compensation is paid by the Corporation or other funds in the Columbia Funds Complex to Directors or officers of the Corporation or other funds in the Columbia Funds Complex, as applicable, who are employees or officers of the Manager or its affiliates.

The independent Board members determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the independent Board members, the independent Board members take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The independent Board members also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because of the demands of their duties as independent Board members, and that they undertake significant legal responsibilities. The independent Board members also consider the compensation paid to independent board members of other fund complexes of comparable size and, in doing so, they seek to set their compensation from the Columbia Funds Complex at a level that approximates or is lower than the median level of compensation paid by such other comparable complexes. In determining the compensation paid to the Chairperson, the independent Board members take into account, among other things, the Chairperson’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Corporation’s CCO, counsel to the independent Board members, and the Corporation’s service providers), which result in a significantly greater time commitment required of the Chairperson. The Chairperson’s compensation, therefore, has generally been set at a higher level than the other independent Board members.

The independent Board members, other than the Board Chairperson, are paid an annual fee of $10,000 from the Corporation and one other closed-end fund (collectively, the “Closed-End Funds”) based, in part, on the relative assets of the Closed-End Funds. The independent Directors also receive the following compensation from funds in the Columbia Funds Complex other than the Closed-End Funds: independent Directors (other than the Board Chairperson) each receive an annual retainer of $225,000, committee Chairs each receive an additional annual retainer of $30,000, and sub-committee chairs each receive an additional annual retainer of $5,000. In addition, independent Board members are paid the following fees for attending Board and committee meetings: $5,000 per day for in-person Board meetings and $2,500 per day for in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Board members are not paid for special meetings conducted by telephone. The Board’s Chairperson will receive total annual cash compensation of $445,000, of which $10,000 is allocated from the Closed-End Funds.

The independent Board members may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the “Deferred Plan”). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if it had been invested in shares of one or more eligible funds in the Columbia Funds Complex, and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on the Corporation’s assets and liabilities.

The Corporation’s Bylaws require each Director to be elected by the affirmative vote of the holders of a majority of the votes entitled to be cast in the election of a Director.

Your Board of Directors Unanimously Recommends that the Stockholders Vote

FOR

the Election of Each of the Nominees to Serve as Director of the Corporation.

Proposal 2

Ratification of Selection of Independent Registered Public Accounting Firm

At the Board meeting held February 3rd-5th, 2020, the Audit Committee of the Board of Directors recommended and the Board of Directors, including a majority of those members who are not “interested persons” of the Corporation (as defined in the 1940 Act), approved PricewaterhouseCoopers LLP (PwC) as the independent registered public accounting firm to serve as auditors of the Corporation for 2020. PwC began service as the Corporation’s independent registered public accounting firm effective in the third quarter of 2012.

Neither the Corporation’s Charter nor its Bylaws require that Stockholders ratify the selection of PwC as the Corporation’s independent registered public accounting firm. The Board of Directors is submitting this matter to the Stockholders as a matter of good corporate practice. If the Stockholders do not ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain PwC, but may determine to nonetheless continue to retain PwC. Even if the selection is ratified, the Audit Committee and the Board in their discretion may change the selection at any time during the year if they determine that such change would be in the best interests of the Corporation. If no other instructions are provided, it is intended that the persons named in the accompanying form of proxy will vote FOR the ratification of the selection of PwC. A representative of PwC will be in attendance at the Meeting and will have the opportunity to make a statement and to respond to appropriate questions.

PwC has audited the 2019 annual financial statements of the Corporation and provided tax and other non-audit services to the Corporation. PwC has also rendered audit and non-audit services to the Manager and other entities controlling, controlled by, or under common control with the Manager (together, the “Affiliated Service Providers”).

In making its recommendation, the Audit Committee considered whether the provision by PwC to the Corporation of non-audit services or of professional services to the Affiliated Service Providers is compatible with maintaining the accountants’ independence and has discussed the accountants’ independence with them.

Principal Accountant Fees and Services

Unless otherwise indicated, aggregate fees billed to the Corporation for professional services provided to the Corporation for 2019 and 2018 by PwC were as follows:

	2019	2018
AUDIT FEES*	$50,500	$39,000
AUDIT-RELATED FEES*	—	—
TAX FEES*	9,025	8,397
ALL OTHER FEES*	—	—

*	100% of the services performed during 2019 and 2018 were pre-approved by the Audit Committee.

Audit fees include amounts related to the audit of the Corporation’s annual financial statements and services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. Audit-related fees are for audit-related services related to the Corporation’s semi-annual financial statements. Tax fees include amounts related to tax compliance services rendered for the Corporation.

The Audit Committee is required to pre-approve audit and non-audit services performed for the Corporation by PwC. The Audit Committee also is required to pre-approve certain non-audit services performed for Columbia Management or any entity controlling, controlled by, or under common control with Columbia Management that provide services to the Corporation and such services are directly related to the operations and financial reporting of the Corporation. Amounts pre-approved for such services were $559,000 in 2018 and $544,000 in 2019 for audit related services that primarily consist of internal controls reviews. The Audit Committee pre-approves permitted services at each regularly scheduled meeting, as needed. In instances where a permitted service requires pre-approval prior to a regularly scheduled meeting, pre-approval authority is delegated to Mr. Gallagher (the Committee Chair). Any such pre-approval decision is reported to the Audit Committee at its next scheduled meeting. Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of de minimis amount is not required.

The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of PwC as independent registered public accounting firm for the Corporation.

Your Board of Directors Unanimously Recommends that the Stockholders Vote

FOR

the Ratification of the Selection of PricewaterhouseCoopers LLP as

Independent Registered Public Accounting Firm for the Corporation.

Other Matters

The Corporation knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote in accordance with their discretion on such matters.

Notice is hereby given that, under the Securities Exchange Act’s stockholder proposal rule (Rule 14a-8), any Stockholder proposal that may properly be included in the proxy solicitation material for the next Annual Meeting must be received by the Corporation no later than November 6, 2020. Timely notice of Stockholder proposals submitted outside of the Rule 14a-8 process must be received by the Corporation no earlier than October 7, 2020 and no later than 5:00 P.M., Eastern time, November 6, 2020, to be eligible for presentation at the 2021 Annual Meeting. The Corporation’s Bylaws require that certain information must be provided by the Stockholder to the Corporation when notice of a nominee or proposal is submitted to the Corporation.

Expenses

The Corporation will bear the cost of soliciting proxies. In addition to the use of the mail, proxies may be solicited personally or via telephone or the internet by Directors, officers and employees of the Corporation, the Manager, Columbia Management Investment Distributors, Inc., and CMIS. The Corporation may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners. The Corporation has engaged Georgeson LLC, 1290 Avenue of the Americas, 9th Floor, New York, NY 10104, to assist in soliciting proxies for a fee of $10,000, plus expenses.

By order of the Board of Directors,

Ryan C. Larrenaga
Secretary

It is important that your shares be voted promptly. All Stockholders, including those who expect to attend the Meeting, are urged to authorize their proxy as soon as possible by accessing the internet site listed on the enclosed Proxy Card, by calling the toll-free number listed on the enclosed Proxy Card, or by mailing the enclosed Proxy Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting, you will need to present proof of record ownership of Tri-Continental Corporation stock or, if your shares are held in street name, a proxy from the record holder.

APPENDIX 1

TRI-CONTINENTAL CORPORATION

AUDIT COMMITTEE REPORT

The Audit Committee operates pursuant to a written charter that was last amended by the Corporation’s Board of Directors (“Board”) at a November 2019 meeting. The purposes of the Audit Committee are 1) (i) to oversee the accounting and financial reporting processes of the Corporation and its internal control over financial reporting; (ii) to oversee or assist Board oversight of the quality and integrity of the Corporation’s financial statements and the independent audits thereof; (iii) to oversee or assist Board oversight of the Corporation’s compliance with legal and regulatory requirements that relate to the Corporation’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) to approve the engagement of the Corporation’s independent auditors and to review and evaluate the qualifications, independence and performance of the independent auditors; and (v) to act as liaison between the independent auditors and the full Board; and 2) to furnish this report. Management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation’s financial statements, the Corporation’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Corporation’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors of the Corporation. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Corporation’s independent auditors to the Manager and to any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Corporation is compatible with maintaining the auditors’ independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding independence, and has discussed with the auditors the auditors’ independence.

The members of the Audit Committee are not full-time employees of the Corporation and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Corporation’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Corporation’s auditors are in fact “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee recommends the inclusion of the audited financial statements of the Corporation in the Corporation’s annual report to Stockholders for the most recent fiscal year.

SUBMITTED BY THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

Brian J. Gallagher

Pamela G. Carlton

Patricia M. Flynn

Anthony M. Santomero

As approved on February 18, 2020

Notice of Annual Meeting of Stockholders and Proxy Statement

April 21, 2020 9 a.m.

The Boston Harbor Hotel 70 Rowes Wharf Boston, MA 02110

Please authorize your proxy by telephone, by the Internet, or by mailing the enclosed Proxy Card in the enclosed return envelope which requires no postage if mailed in the United States.

Managed by

COLUMBIA MANAGEMENT

INVESTMENT ADVISERS, LLC,

A WHOLLY OWNED SUBSIDIARY OF

AMERIPRISE FINANCIAL, INC.

PXY240_12_005_(03/20)

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON
Attend Stockholder Meeting
70 Rowes Wharf
Boston, MA 02110
on April 21, 2020

Please detach at perforation before mailing.

TRI-CONTINENTAL CORPORATION ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 21, 2020

The undersigned stockholder of Tri-Continental Corporation, a Maryland corporation (the “Corporation”), hereby appoints Catherine James Paglia, Ryan C. Larrenaga, Christopher O. Petersen, Paul B. Goucher, Joseph D’Alessandro and Megan E. Garcy (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Corporation, and any adjournments or postponements thereof (the “Meeting”), to be held at 9:00 a.m., local time, on April 21, 2020, at The Boston Harbor Hotel, 70 Rowes Wharf, Boston, Massachusetts 02110, and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting and of the accompanying Proxy Statement, the terms of which are incorporated by reference, and revokes any proxies heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR each of the nominees of the Board of Directors (Proposal 1) and FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Corporation (Proposal 2). The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including, but not limited to, proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more Board proposals, including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-337-3503

TY_31180-030520

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be Held on April 21, 2020.

The Proxy Statement and Proxy Card for this Meeting are available at:

https://www.proxy-direct.com/col-31180

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL NOMINEES (PROPOSAL 1) AND “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CORPORATION (PROPOSAL 2), EACH AS MORE FULLY DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposals						FOR	WITHHOLD	FOR ALL
1.	To elect three Directors:						ALL	ALL	EXCEPT
	01.	Patricia M. Flynn	02.	Brian J. Gallagher	03.	Catherine James Paglia	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

							FOR	AGAINST	ABSTAIN
2.	To ratify the selection of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm.						☐	☐	☐

3.

To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more Board proposals in the event that sufficient votes in favor of any Board proposal are not received), in the discretion of the Proxy holder.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

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